S-K 1603(a)(7) Direct and Indirect Material Interest Holders	Jan. 13, 2026
SPAC Sponsor Direct and Indirect Material Interest Holder [Line Items]
Experience and Involvement in Other SPACs [Text Block]	our sponsor entered into a subscription agreement with us to purchase 1,725,000 founder shares for an aggregate purchase price of $25,000, or approximately $0.02 per share (up to 225,000 of which are subject to forfeiture depending on the extent to which the underwriters’ over-allotment option is exercised). Due to the low purchase price of the founder shares, the sponsor may have more of an economic incentive for us to enter into an initial business combination with a riskier, weaker-performing or financially unstable business, or an entity lacking an established record of revenues or earnings, than would be the case if such parties had paid the full offering price for their founder shares.